UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2016

Date of reporting period: June 30, 2016

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/16 is included with this Form.

■ Value Line Centurion Fund, Inc. (Unaudited)
Semiannual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth
of capital
Inception Date:
November 15, 1983
Net Assets at
June 30, 2016:
$134,623,830
Portfolio
Composition at
June 30, 2016:
(Percentage of Total
Net Assets)

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this semi-annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the six months ended June 30, 2016.
During the semi-annual period, the Fund posted absolute gains and outperformed its benchmark index, the S&P 500® Index1, on a relative basis. The Fund also outpaced the category average return of its peers for the one-, three- and five-year periods ended June 30, 2016, as noted by Morningstar2 (mid-cap growth category).
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2016, especially given the newsworthy events of the semi-annual period.
Economic Review
U.S. Gross Domestic Product (GDP) rose 1.1% for the first quarter of 2016, which was higher than had been widely anticipated. Improved performance in business investment more than made up for what had been disappointing consumer spending. The U.S. economy also showed signs of increased momentum for the second quarter of 2016, with consumer spending leading the improved indicators. Retail sales and home sales rose in both May and June 2016, offsetting slowing jobs growth and business spending.
Throughout the semi-annual period, investors kept a keen focus on the Federal Reserve (the Fed) for clues as to when it would resume its increases in short-term interest rates. While a mid-2016 interest rate increase had been seen as likely, the Fed reverted to the dovish stance it had maintained through much of the semi-annual period after a disappointing jobs report for May 2016. (Dovish tends to suggest lower interest rates.) The global uncertainty that heightened in the days following the U.K.’s vote to leave the European Union, in what was popularly termed the Brexit referendum, further dampened the likelihood of an imminent interest rate hike. Additionally, U.S. inflation continued to fall short of the Fed’s target, and wage growth remained underwhelming. While there was some modest retracement in energy prices during the semi-annual period, it was not enough to push inflation to the Fed’s 2% threshold. Indeed, the headline Consumer Price Index (CPI) rose just 1.0% year over year before seasonal adjustment as of June 2016, significantly less than the 1.7% average annual increase over the past 10 years. Core inflation, which excludes food and energy, was up 2.3% in June 2016 from a year earlier, above the average annual rate of 1.9% over the past 10 years. Notably, while the food segment of the CPI increased 0.3% during the 12 months ended June 30, 2016, the energy segment of the CPI, despite rising in the spring months of 2016, declined 9.4% over the same 12-month span.
All told, the U.S. economy continued to be the world’s largest and seemingly the most robust. While U.S. interest rates remained low, several countries, including Japan and Germany, faced a challenging environment of negative interest rates. This disparity in rates fostered a strong appetite for U.S. bonds, especially U.S. Treasuries and government agency securities, which rallied given their relatively more attractive rates and widely perceived safe haven status. The

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (Unaudited)
Semiannual Report To Contractowners

specter of the Brexit vote hanging over the markets followed by its unexpected “leave” vote provided additional luster to the U.S. Treasury market. In turn, the 30-year U.S. Treasury bond was pushed to total returns in excess of 15% for the semi-annual period ended June 30, 2016.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index, gained 3.84% during the six months ended June 30, 2016. As 2016 began, U.S. and international equities experienced heightened market volatility, driven by investor concerns about global economic growth, especially the slowdown in China, and exacerbated by an oil price plunge. U.S. stocks were sent sharply lower, with the S&P 500® Index declining more than 8% during the first six weeks of the calendar year. Large-cap growth stocks performed worse than the broad U.S. equity market, as investors fled to more defensive sectors and to energy stocks. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks and as supported by an increase in oil prices and better U.S. economic data. However, the U.S. equity market then sold off sharply again with the unexpected referendum result on June 23, 2016, wherein U.K. citizens voted to exit the European Union. In the last days of the month, markets rebounded as investors digested the Brexit vote outcome.
Within the U.S. equity market, value stocks outperformed growth stocks across the capitalization spectrum. Small- and mid-cap stocks outperformed large-cap stocks among the S&P indices, while small-cap stocks lagged large-cap and mid-cap stocks as measured by the Russell Investments indices.
In the S&P 500® Index, the best performing sectors were telecommunication services, utilities, energy and consumer staples, each of which posted double-digit gains. The weakest performing sectors in the S&P 500® Index during the semi-annual period were financials and information technology, the only two to post negative absolute returns. Consumer discretionary and health care were also weak but generated modestly positive returns during the semi-annual period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

2
Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (Unaudited)
Semiannual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed)(unaudited)
The Fund’s investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) in selecting securities for purchase or sale. The Fund’s investments principally are selected from common stocks ranked 1, 2 or 3 by the Ranking System at the time of purchase. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2016.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 4.06% during the six months ended June 30, 2016. This compares to the 3.84% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed the S&P 500® Index during the six-month reporting period driven primarily by effective stock selection overall.
Several trends in the broad U.S. equity market during the semi-annual period had an effect on the Fund’s relative results. On the positive side, the Fund’s emphasis on higher quality, more consistent, less volatile stocks proved effective amidst a rocky U.S. equity market. Greater than usual uncertainty, always with the shadow of Federal Reserve (Fed) tightening intentions and finishing with the Brexit vote, put particular pressure on lower quality, more speculative securities, as investors sought refuge in what they perceived to be safer stocks. On the other hand, growth-oriented stocks lagged value-oriented stocks during the semi-annual period, which dampened the Fund’s relative results, as the Fund leans more toward the growth end of the spectrum.
Which equity market sectors most significantly affected Fund performance?
The Fund enjoyed positive returns in seven of the nine sectors of the S&P 500® Index in which it invested during the semi-annual period. Having an underweighted allocation to the financials sector, which lagged the S&P 500® Index during the semi-annual period, contributed most positively to the Fund’s relative results. Strong stock selection within financials also added value. Specifically, the Fund had only one modest holding in the weakly-performing banking industry. Having an overweighted allocation to the strongly-performing industrials sector also boosted relative results. Both stock selection in and an underweighted allocation to the weak information technology sector further added value.
Partially offsetting these positive contributors was stock selection in the health care sector, which detracted. The Fund’s relative results were particularly hampered by a position in Alexion Pharmaceuticals, which saw its share price decline substantially due in part to weaker than expected quarterly operating results. Having underweighted allocations to the three strongest sectors in the S&P 500® Index during the semi-annual period—telecommunication services, utilities and energy—also hurt. In particular, the Fund’s results were dampened by not owning telecommunications giants AT&T and Verizon and integrated oil company Exxon Mobil, whose share prices each saw double-digit gains during the semi-annual period. However, the Fund generally does not invest in mega-cap stocks such as these.
What were some of the Fund’s best performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results was diversified consumer products company Church & Dwight, whose stock was boosted to double-digit gains during the semi-annual period by strong quarterly operating results. A position in specialty chemicals manufacturer Valspar, whose shares rose significantly on a takeover offer from Sherwin-Williams, also was a top contributor to the Fund’s relative results. Avoiding a position in information technology giant Apple, whose shares fell during the semi-annual period, further buoyed results relative to the S&P 500® Index.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (Unaudited)
Semiannual Report To Contractowners

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt by its positions in the earlier mentioned Alexion Pharmaceuticals as well as by positions in specialty consumer finance company Alliance Data Systems and electronic instruments and electromechanical devices manufacturer Ametek. Each of these company’s stocks declined substantially on weaker than expected quarterly operating results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established a new Fund position in home improvement tool and equipment manufacturer Snap-On and increased its holding in tobacco company Reynolds American. In our view, these companies have each established a strong long-term growth record in earnings and stock performance.
Among the largest deletions from the Fund’s portfolio during the semi-annual period were automotive parts manufacturer BorgWarner and packaged bakery foods producer Flowers Foods because we believe each has diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the six-month period?
There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2016.
How was the Fund positioned relative to its benchmark index at the end of June 2016?
As of June 30, 2016, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy and information technology sectors and was rather neutrally weighted on a relative basis in the consumer discretionary, health care, and utilities sectors on the same date. On June 30, 2016, the Fund held no positions at all in the telecommunication services sector.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (Unaudited)
Semiannual Report To Contractowners

Top Ten Holdings (As of 6/30/2016) (Unaudited)
Company	Percentage of Net Assets
Rollins, Inc.	3.04%
AutoZone, Inc.	2.95%
Church & Dwight Co., Inc.	2.51%
TJX Companies, Inc. (The)	2.26%
Hormel Foods Corp.	2.23%
Novo Nordisk A/S	2.14%
Fiserv, Inc.	2.07%
Henry Schein, Inc.	2.01%
Mettler-Toledo International, Inc.	2.00%
Roper Technologies, Inc.	1.95%
Sector Weightings vs. Index (As of 6/30/2016) (Unaudited)
Percentage of investment securities (excluding short-term securities)

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (Unaudited)
Semiannual Report To Contractowners

Average Annual Total Returns (For periods ended 6/30/2016) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	3.37%	10.71%	9.87%	4.79%	8.44%
S&P 500® Index	3.99%	11.66%	12.10%	7.42%	10.76%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc. (Unaudited)
Semiannual Report To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2016 and held for six months ended June 30, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,040.60	$4.72	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.67	0.93%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.

Schedule of Investments
June 30, 2016 (Unaudited)
Shares		Value
Common Stocks — 97.6%
Consumer Discretionary — 10.1%
5,000	AutoZone, Inc.*	$3,969,200
16,800	Brinker International, Inc.	764,904
9,300	Buffalo Wild Wings, Inc.*	1,292,235
1,900	Domino’s Pizza, Inc.	249,622
40,200	LKQ Corp.*	1,274,340
5,200	O’Reilly Automotive, Inc.*	1,409,720
39,400	TJX Companies, Inc. (The)	3,042,862
19,200	VF Corp.	1,180,608
18,600	Wolverine World Wide, Inc.	377,952
		13,561,443
Consumer Staples — 16.0%
3,300	Boston Beer Co., Inc. (The) Class A*(1)	564,399
5,800	British American Tobacco PLC ADR(1)	750,984
14,000	Casey’s General Stores, Inc.	1,841,140
32,800	Church & Dwight Co., Inc.	3,374,792
11,000	Costco Wholesale Corp.	1,727,440
10,000	CVS Health Corp.	957,400
7,900	Edgewell Personal Care Co.	666,839
8,900	Energizer Holdings, Inc.	458,261
23,000	General Mills, Inc.	1,640,360
82,000	Hormel Foods Corp.	3,001,200
12,800	Ingredion, Inc.	1,656,448
21,500	J&J Snack Foods Corp.	2,564,305
11,000	PepsiCo, Inc.	1,165,340
22,000	Reynolds American, Inc.	1,186,460
		21,555,368
Energy — 1.9%
16,700	Enbridge, Inc.(1)	707,412
12,000	EQT Corp.	929,160
18,000	ONEOK, Inc.	854,100
		2,490,672
Financials — 1.8%
9,000	Affiliated Managers Group, Inc.*	1,266,930
10,500	American Tower Corp. REIT	1,192,905
		2,459,835
Health Care — 14.5%
14,000	Alexion Pharmaceuticals, Inc.*	1,634,640
4,272	Allergan PLC*	987,216
4,000	Becton, Dickinson & Co.	678,360
7,000	C.R. Bard, Inc.	1,646,120
11,800	Cerner Corp.*	691,480
5,100	DENTSPLY SIRONA, Inc.	316,404
19,340	Express Scripts Holding Co.*	1,465,972
15,300	Henry Schein, Inc.*	2,705,040
20,000	IDEXX Laboratories, Inc.*	1,857,200
3,500	Illumina, Inc.*	491,330
19,800	Mednax, Inc.*	1,434,114
Shares		Value
Health Care — 14.5% (Continued)
7,400	Mettler-Toledo International, Inc.*	$2,700,408
53,500	Novo Nordisk A/S ADR	2,877,230
		19,485,514
Industrials — 29.2%
Aerospace & Defense — 3.9%
12,100	General Dynamics Corp.	1,684,804
15,890	HEICO Corp.	1,061,611
6,000	Northrop Grumman Corp.	1,333,680
12,500	Teledyne Technologies, Inc.*	1,238,125
		5,318,220
Commercial Services & Supplies — 7.0%
26,000	Republic Services, Inc.	1,334,060
139,800	Rollins, Inc.	4,091,946
15,100	Stericycle, Inc.*	1,572,212
34,200	Waste Connections, Inc.*	2,464,110
		9,462,328
Electrical Equipment — 3.3%
9,500	Acuity Brands, Inc.	2,355,620
45,000	AMETEK, Inc.	2,080,350
		4,435,970
Industrial Conglomerates — 3.8%
24,700	Danaher Corp.	2,494,700
15,400	Roper Technologies, Inc.	2,626,624
		5,121,324
Machinery — 5.8%
14,400	CLARCOR, Inc.	875,952
19,200	IDEX Corp.	1,576,320
11,100	ITT, Inc.	354,978
7,000	Lincoln Electric Holdings, Inc.	413,560
9,000	Middleby Corp. (The)*	1,037,250
4,000	Snap-on, Inc.	631,280
19,000	Toro Co. (The)	1,675,800
17,000	Wabtec Corp.	1,193,910
		7,759,050
Marine — 0.8%
17,800	Kirby Corp.*	1,110,542
Professional Services — 1.2%
5,700	Equifax, Inc.	731,880
7,600	IHS, Inc. Class A*	878,636
		1,610,516
Road & Rail — 3.4%
28,000	Canadian National Railway Co.	1,653,680
1,000	Canadian Pacific Railway Ltd.	128,790
8,000	J.B. Hunt Transport Services, Inc.	647,440
10,100	Kansas City Southern	909,909
13,800	Union Pacific Corp.	1,204,050
		4,543,869
		39,361,819

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)
June 30, 2016 (Unaudited)
Shares		Value
Common Stocks — 97.6% (Continued)
Information Technology — 14.0%
21,400	Accenture PLC Class A	$2,424,406
10,000	Alliance Data Systems Corp.*	1,959,200
28,600	Amphenol Corp. Class A	1,639,638
14,800	ANSYS, Inc.*	1,343,100
9,700	Automatic Data Processing, Inc.	891,139
25,600	Fiserv, Inc.*	2,783,488
20,500	MasterCard, Inc. Class A	1,805,230
24,800	Open Text Corp.	1,467,168
28,400	Salesforce.com, Inc.*	2,255,244
7,800	Ultimate Software Group, Inc. (The)*	1,640,262
7,800	WEX, Inc.*	691,626
		18,900,501
Materials — 10.1%
12,200	Ball Corp.(1)	881,938
32,500	Crown Holdings, Inc.*	1,646,775
17,000	Ecolab, Inc.	2,016,200
27,600	FMC Corp.	1,278,156
1,700	NewMarket Corp.	704,446
12,200	Packaging Corp. of America	816,546
13,000	Praxair, Inc.	1,461,070
14,000	Scotts Miracle-Gro Co. (The) Class A	978,740
31,600	Silgan Holdings, Inc.	1,626,136
20,400	Valspar Corp. (The)	2,203,812
		13,613,819
Total Common Stocks (Cost $62,750,881)		131,428,971
Shares		Value
Short-Term Investment — 3.9%
Money Market Fund — 3.9%
3,168,348	State Street Institutional Liquid Reserves Fund	$3,168,348
2,056,765	State Street Navigator Securities Lending Prime Portfolio(2)	2,056,765
Short-Term Investment — 3.9% (Continued)
Total Short-Term Investments (Cost $5,225,113)		$5,225,113
Total Investments — 101.5% (Cost $67,975,994)		$136,654,084
Cash And Other Assets In Excess Of Liabilities — (1.5)%		(2,030,254)
Net Assets — 100.0%		$134,623,830
Net Asset Value Per Outstanding Share ($134,623,830 ÷ 6,245,884 shares outstanding)		$21.55
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2016, the market value of the securities on loan was $2,046,423.

(2)
Securities with an aggregate market value of  $2,046,423 were out on loan in exchange for $2,056,765 of cash collateral as of June 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1I in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2016 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$131,428,971	$—	$—	$131,428,971
Short-Term Investment	5,225,113	—	—	5,225,113
Total Investments in Securities	$136,654,084	$—	$—	$136,654,084

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

ASSETS:
Investment securities, at value (Cost – $67,975,994) (securities on loan, at value, $2,046,423)	$136,654,084
Interest and dividends receivable	102,378
Receivable for securities sold	65,400
Receivable for securities lending income	1,313
Prepaid expenses	630
Receivable for capital shares sold	461
Total Assets	136,824,266
LIABILITIES:
Payable upon return of securities on loan (See Note 1I)	2,056,765
Payable for capital shares redeemed	9,071
Accrued expenses:
Advisory fee	55,570
Service and distribution plan fees	34,891
Directors’ fees and expenses	1,580
Other	42,559
Total Liabilities	2,200,436
Net Assets	$134,623,830
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 6,245,884 shares)	$6,245,884
Additional paid-in capital	99,030,806
Undistributed net investment income	382,567
Accumulated net realized loss on investments and foreign currency	(39,713,454)
Net unrealized appreciation of investments and foreign currency translations	68,678,027
Net Assets	$134,623,830
Net Asset Value Per Outstanding Share ($134,623,830 ÷ 6,245,884 shares outstanding)	$21.55

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $13,993)	$711,147
Interest	6,607
Securities lending income	5,846
Total Income	723,600
Expenses:
Advisory fee	324,500
Service and distribution plan fees	259,600
Custodian fees	15,427
Auditing and legal fees	43,900
Tax expense	7,542
Printing and postage	9,601
Directors’ fees and expenses	16,921
Insurance	8,057
Other	1,236
Total Expenses Before Fees Waived (See Note 5)	686,784
Less: Service and Distribution Plan Fees Waived	(84,370)
Net Expenses	602,414
Net Investment Income	121,186
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	3,605,477
Foreign currency translations	(699)
3,604,778
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	1,541,465
Foreign currency translations	(63)
1,541,402
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	5,146,180
Net Increase in Net Assets from Operations	$5,267,366

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Statement of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income	$121,186	$260,408
Net realized gain on investments and foreign currency	3,604,778	8,078,344
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	1,541,402	(6,575,205)
Net increase in net assets from operations	5,267,366	1,763,547
Distributions to Shareholders from:
Net investment income	—	(500,171)
Share Transactions:
Proceeds from sale of shares	1,102,810	2,360,554
Proceeds from reinvestment of dividends to shareholders	—	500,171
Cost of shares redeemed	(5,995,500)	(21,390,622)
Net decrease in net assets from capital share transactions	(4,892,690)	(18,529,897)
Total increase/(decrease) in net assets	374,676	(17,266,521)
NET ASSETS:
Beginning of period	134,249,154	151,515,675
End of period	$134,623,830	$134,249,154
Undistributed net investment income included in net assets, at end of period	$382,567	$261,381

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Six Months Ended June 30, 2016 (Unaudited)	Years Ended December 31,
		2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.71	$20.56	$18.86	$14.48	$12.56	$11.96
Income/(loss) from investment operations:
Net investment income/(loss)	0.02	0.05	0.07	0.05	0.09	—(1)
Net gains/(losses) on securities (both realized and unrealized)	0.82	0.17	1.67	4.42	1.83	0.60
Total from investment operations	0.84	0.22	1.74	4.47	1.92	0.60
Less distributions:
Dividends from net investment income	—	(0.07)	(0.04)	(0.09)	—	—
Net asset value, end of period	$21.55	$20.71	$20.56	$18.86	$14.48	$12.56
Total return*	4.06%(2)	1.08%	9.25%	30.96%	15.29%	5.02%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$134,624	$134,249	$151,516	$154,038	$133,027	$129,029
Ratio of gross expenses to average net assets(3)	1.06%(4)	1.04%	1.04%	1.04%	1.06%	1.06%
Ratio of net expenses to average net assets(5)	0.93%(4)	0.90%	0.89%	0.89%	0.91%	0.91%
Ratio of net investment income/(loss) to average net assets	0.19%(4)	0.18%	0.33%	0.26%	0.58%	(0.01)%
Portfolio turnover rate	1%(2)	5%	6%	7%	11%	25%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Amount is less than $.01 per share.

(2)
Not annualized.

(3)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(4)
Annualized.

(5)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements

June 30, 2016 (Unaudited)

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1, 2 or 3 for year-ahead performance by the Ranking System. The Fund is part of the Value Line Funds (the “Value Line Funds”), a family of 13 mutual funds that include a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.
For the six months ended June 30, 2016, there were no transfers between Level 1, Level 2, and Level 3 assets.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2016, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2016, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(I) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
At period end, the Fund was not invested in joint repurchase agreements.
As of June 30, 2016, the Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
$2,046,423	$2,056,765	$2,088,543

*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the six months ended June 30, 2016.
	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,056,765	$—	$—	$—	$2,056,765
Total Borrowings	$2,056,765	$—	$—	$—	$2,056,765
Gross amount of recognized liabilities for securities lending transactions					$2,056,765

(J) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015
Shares sold	53,356	112,675
Shares issued to shareholders in reinvestment of dividends	—	23,593
Shares redeemed	(290,627)	(1,022,530)
Net decrease	(237,271)	(886,262)
Dividends per share from net investment income	$—	$0.0735

3.
Purchases and Sales of Securities

Six Months Ended June 30, 2016 (unaudited)
PURCHASES:
Investment Securities	$1,859,743
SALES:
Investment Securities	$7,720,948

4.
Income Taxes

At June 30, 2016, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$67,975,994
Gross tax unrealized appreciation	$69,421,811
Gross tax unrealized depreciation	(743,721)
Net tax unrealized appreciation on investments	$68,678,090

■ Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

June 30, 2016 (Unaudited)

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $324,500 was paid or payable to EULAV Asset Management (the “Adviser”) for the six months ended June 30, 2016. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2016, fees amounting to $259,600, before fee waivers, were accrued under the Plan. Effective May 1, 2007 through July 31, 2015, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. Effective August 1, 2015, the Distributor contractually agreed to reduce the fee under the Plan by 0.13% for one year and renewed annually. For the six months ended June 30, 2016, the fees waived amounted to $84,370. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.
6.
New Accounting Pronouncements

In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

■ Value Line Centurion Fund, Inc.

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE CENTURION FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Centurion Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) the arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Mid-Cap Growth category.
In preparing a Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Fund consisting of 17 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar. The Board observed that there is a range of insurance companies from which

Value Line Centurion Fund, Inc.

■ Value Line Centurion Fund, Inc.

persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the one-year, three-year and five-year periods ended March 31, 2016. The Board also noted that the Fund’s performance was below the performance of the Peer Group and Category medians and the benchmark index for the ten-year period ended March 31, 2016.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing fund accounting and administrative services for the Fund as part of its fee under its Agreement. The Board was informed that the advisory fee rates for the funds in the Peer Group and Category most likely did not include the provision of such services and, if they did, the Adviser’s fee rate would have compared more favorably. Therefore, the Board also compared the Adviser’s fee rate payable under the Fund’s Agreement to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than the advisory and management (i.e., the combined advisory, fund accounting and administrative) fee rates of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. Both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category, the Fund’s expense ratio was less than the Peer Group and Category medians. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets through June 30, 2017. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.

Value Line Centurion Fund, Inc.

■ Value Line Centurion Fund, Inc.

Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

Value Line Centurion Fund, Inc.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 8, 2016